                                POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Scott D. Silverman, Nicholas Helmuth von Moltke, Samuel Ramos and Michael A. Reardon, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, pre-effective amendments and post-effective amendments to the Registration Statement on Form N-4 of Commonwealth Annuity Separate Account A (File No. 811-2204) with respect to the "Commonwealth Annuity Horizon" annuity contract (File No. 333-157121), issued by Commonwealth Annuity and Life Insurance Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof.

Witness our hands on the date set forth below.

SIGNATURE                                        TITLE                   DATE
--------------------------------   --------------------------------   ---------


/s/ Allan Levine                   Chairman of the Board              4/17/2009
--------------------------------
Allan Levine

We, the undersigned, hereby severally constitute and appoint Scott D. Silverman, Nicholas Helmuth von Moltke, Samuel Ramos and Michael A. Reardon, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, pre-effective amendments and post-effective amendments to the Registration Statement on Form N-4 of Commonwealth Annuity Separate Account A (File No. 811-2204) with respect to the "Commonwealth Annuity Horizon" annuity contract (File No. 333-157121), issued by Commonwealth Annuity and Life Insurance Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof.

Witness our hands on the date set forth below.

SIGNATURE                                        TITLE                   DATE
--------------------------------   --------------------------------   ---------


/s/ Manda J. D'Agata               Director, Vice President and       4/17/2009
--------------------------------   Treasurer
Manda J. D'Agata

We, the undersigned, hereby severally constitute and appoint Scott D. Silverman, Nicholas Helmuth von Moltke, Samuel Ramos and Michael A. Reardon, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, pre-effective amendments and post-effective amendments to the Registration Statement on Form N-4 of Commonwealth Annuity Separate Account A (File No. 811-2204) with respect to the "Commonwealth Annuity Horizon" annuity contract (File No. 333-157121), issued by Commonwealth Annuity and Life Insurance Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof.

Witness our hands on the date set forth below.

SIGNATURE                                        TITLE                   DATE
--------------------------------   --------------------------------   ---------


/s/ J. William McMahon             Director                           4/17/2009
--------------------------------
J. William McMahon

We, the undersigned, hereby severally constitute and appoint Scott D. Silverman, Nicholas Helmuth von Moltke, Samuel Ramos and Michael A. Reardon, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, pre-effective amendments and post-effective amendments to the Registration Statement on Form N-4 of Commonwealth Annuity Separate Account A (File No. 811-2204) with respect to the "Commonwealth Annuity Horizon" annuity contract (File No. 333-157121), issued by Commonwealth Annuity and Life Insurance Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof.

Witness our hands on the date set forth below.

SIGNATURE                                        TITLE                   DATE
--------------------------------   --------------------------------   ---------


/s/ Donald R. Mullen               Director                           4/17/2009
--------------------------------
Donald R. Mullen

We, the undersigned, hereby severally constitute and appoint Scott D. Silverman, Nicholas Helmuth von Moltke, Samuel Ramos and Michael A. Reardon, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, pre-effective amendments and post-effective amendments to the Registration Statement on Form N-4 of Commonwealth Annuity Separate Account A (File No. 811-2204) with respect to the "Commonwealth Annuity Horizon" annuity contract (File No. 333-157121), issued by Commonwealth Annuity and Life Insurance Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof.

Witness our hands on the date set forth below.

SIGNATURE                                        TITLE                   DATE
--------------------------------   --------------------------------   ---------


/s/ Michael A. Reardon             Director, President and Chief      4/17/2009
--------------------------------   Executive Officer
Michael A. Reardon


/s/ Jane S. Grosso                 Vice President and Controller      4/17/2009
--------------------------------
Jane S. Grosso


/s/ Timothy D. Rogers              Vice President and Chief           4/17/2009
--------------------------------   Financial Officer
Timothy D. Rogers

We, the undersigned, hereby severally constitute and appoint Scott D. Silverman, Nicholas Helmuth von Moltke, Samuel Ramos and Michael A. Reardon, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, pre-effective amendments and post-effective amendments to the Registration Statement on Form N-4 of Commonwealth Annuity Separate Account A (File No. 811-2204) with respect to the "Commonwealth Annuity Horizon" annuity contract (File No. 333-157121), issued by Commonwealth Annuity and Life Insurance Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof.

Witness our hands on the date set forth below.

SIGNATURE                                        TITLE                   DATE
--------------------------------   --------------------------------   ---------


/s/ Michael Rotter                 Director                           4/17/2009
--------------------------------
Michael Rotter


/s/ Nicholas Helmuth von Moltke    Director and Senior Vice           4/17/2009
--------------------------------   President
Nicholas Helmuth von Moltke